Fees Summary	Feb. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,636,409,741.85
Previously Paid Amount	0.00
Total Fee Amount	556,734.33
Total Offset Amount	0.00
Net Fee	$ 556,734.33
Final Prospectus	false